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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 16, 1997




                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-20701                                          11-2710467
(Commissioner File Number)                  (IRS Employer Identification Number)



                               120 Ricefield Lane
                            Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 436-5200


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


Item 5.  Other Events.

     On October 16, 1997, Compositech Ltd. (the "Company") closed a transaction with four Quebec institutional investors (collectively, the "Quebec Investors") to form a 50/50 joint venture for the establishment of a plant in the greater Montreal area to manufacture Compositech's laminates. The investor group is comprised of four institutional investors: Societe Generale de Financement du Quebec, Fonds de solidarite des travailleurs du Quebec (F.T.Q.), Societe Innovatech du Grand Montreal and Fonds regional de solidarite Ile de Montreal. The project cost is estimated to be approximately $24.5 million with an initial capitalization by the parties of approximately $11 million with the balance to be in debt financing for which firm commitments have been obtained from the National Bank of Canada and governmental agencies. The Company's approximately $5.4 million capital investment in the joint venture was funded by the Quebec Investors purchasing 1,066,192 shares of the Company's Common Stock at $5.09 per share (representing the weighted average closing price for the 60 day trading period ending two days before the closing). The Quebec Investors will have an option to sell their 50% interest in the joint venture to the Company for a like number of shares and, under certain circumstances, the Company has an option to purchase the interest for the same number of shares. The plant is planned to start production late in 1998.

     The following unaudited pro forma condensed balance sheet as at September 30, 1997 was prepared to illustrate the effect of the Company's sale of shares of Common Stock to the Quebec Investors and the investment of the proceeds therefrom in CTEK Laminates Inc., a 50/50 joint venture with the Quebec Investors for the establishment of a plant to manufacture the Company's laminates, as if each event had occurred on September 30, 1997. The estimated transaction fees and expenses included in the following Pro Forma Balance Sheet are provided solely for the purpose of presenting the Pro Forma Balance Sheet set forth below. The actual transaction fees and expenses may differ from the assumptions set forth below. The Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if such events had occurred on September 30, 1997, or to project the Company's financial position for any future date.

     The following financial information should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 and in the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1997.


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                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                                                             September 30, 1997
                                                                   -----------------------------------
                                                                    Actual   Adjustments(1)  Pro Forma
                                                                    ------   --------------  ---------
                                                                             (In thousands)
                                 ASSETS
Current assets
   Cash and equivalents                                            $  2,574                  $  2,574
   Other current assets                                                 720    $     (7)          713
                                                                   --------    --------      --------
      Total current assets                                            3,294          (7)        3,287

Property and equipment - net                                          5,271                     5,271
Advance payments on construction in progress                            237                       237
Investment in joint venture                                                       5,609         5,609
Other assets and deferred charges                                       826         (99)          727
                                                                   --------    --------      --------
Total assets                                                       $  9,628    $  5,503      $ 15,131
                                                                   ========    ========      ========

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                                $    605                  $    605
   Deferred salaries                                                    716                       716
   Other accrued liabilities                                            517    $     83           600
                                                                   --------    --------      --------
      Total current liabilities                                       1,838          83         1,921

Long-term debt to directors/stockholders                              1,595                     1,595
5% Convertible debentures - net                                       6,421                     6,421
Capital lease obligations and other liabilities                          96                        96
Stockholders' equity
   Series A convertible preferred stock                               1,842                     1,842
   Common stock                                                          62          11            73
   Additional paid in capital                                        23,883       5,409        29,292
   Deficit                                                          (26,109)                 (26,109)
                                                                   --------    --------      --------
      Total stockholders' equity                                       (322)      5,420         5,098
                                                                   --------    --------      --------
Total liabilities and stockholders' equity                         $  9,628    $  5,503      $ 15,131
                                                                   ========    ========      ========

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(1)  Reflects the net proceeds of the sales of common stock to the Quebec
     Investors and the investment of the proceeds therefrom in CTEK Laminates Inc., a 50/50 joint venture with the Quebec Investors.
     (a) Includes $99,481 of expenses related to the transaction incurred through September 30, 1997 and included in other assets and deferred charges.
     (b) Includes $83,000 of estimated additional expenses incurred subsequent to September 30, 1997 and shown as a pro forma adjustment to other accrued liabilities.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                COMPOSITECH LTD.


                                                By: /s/ Samuel S. Gross
                                                    ----------------------------
Date:  December 2, 1997                              Samuel S. Gross
                                                     Executive Vice President
                                                     and Treasurer

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